Exhibit 32.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the Quarterly Report of Tree Top Industries, Inc.(the  "Company")  on Form  10-Q/A  for the period ending March 31, 2008 (the "Report")   I, David Reichman, Chief Financial Officer (Principal Financial/Accounting Officer) of the Company, certify, pursuant to 18 USC Section 1350, as adopted  pursuant to Section 906 of the Sarbanes-Oxley  Act of 2002, that to the best of my knowledge and belief:

(1)	The Report fully complies with the requirements of Section13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/S/ David Rechman	Date: April 9, 2009
David Reichman, Chief Financial Officer

         This certification accompanies the Report pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not, except to the extent required by the Sarbanes-Oxley Act of 2002, be deemed filed by the Company for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

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